            [GRAPHIC]

            Smith Barney Hansberger
            Global Value Fund

            [GRAPHIC]

            Smith Barney Hansberger
            Global Small Cap
            Value Fund

            ------------------------------------------
            ANNUAL REPORT
            ------------------------------------------

            April 30, 1999
                                           [LOGO]
                                         HANSBERGER
            Smith Barney                   GLOBAL
            Mutual Funds               INVESTORS, INC.

Smith Barney
Hansberger Funds

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"Our shareholders are willing to look beyond national borders. They've employed us to look for value wherever it can be found. Our clients are willing to take the long view, undistracted by the ups and downs of local markets."

                                                     Thomas Hansberger, CFA, CIC
                                            Chairman and Chief Executive Officer
                                         Hansberger Global Investors, Inc. (HGI)

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The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the equity securities of U.S. and foreign companies that are believed by the Fund's management team to be undervalued.

                                  NASDAQ Symbol
                                  -------------
        Class A                       SGLAX
        Class B                       SGLBX
        Class L                       SGLCX

The Smith Barney Hansberger Global Small Cap Value Fund seeks long-term capital growth by investing primarily in the equity securities of U.S. and foreign companies with relatively small market capitalizations that are believed by the Fund's management team to be undervalued.

                                  NASDAQ Symbol
                                  -------------
        Class B                       SCVBX

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WHAT'S INSIDE
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Shareholder Letter.............................................................1

Smith Barney Hansberger Global Value Fund
  Portfolio Manager Commentary.................................................2
  Historical Performance.......................................................4

Smith Barney Hansberger Global Small Cap
Value Fund
  Portfolio Manager Commentary.................................................7
  Historical Performance.......................................................9

Schedules of Investments......................................................12

Statements of Assets and Liabilities..........................................21

Statements of Operations......................................................22

Statements of Changes in Net Assets...........................................23

Notes to Financial Statements.................................................25

Financial Highlights..........................................................32

Independent Auditors' Report..................................................36

Tax Information...............................................................37

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Shareholder Letter
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[PHOTO]                                [PHOTO]

HEATH B.                               THOMAS L.
MCLENDON                               HANSBERGER,
                                       CFA, CIC
Chairman
                                       Chairman and Chief
                                       Executive Officer
                                       Hansberger Global
                                       Investors, Inc.

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund ("Funds") for the year ended April 30, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline each Fund's investment strategy. Detailed summaries of each Fund's performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

A Team Approach to Uncovering Global Value
Hansberger Global Investors, Inc. ("HGI") is a leader in global investing. HGI is made up of experienced value managers who emphasize thorough, hands-on fundamental research. The portfolio managers follow a team approach to investing and have access to an extensive global network supported by knowledgeable local contacts.

The Smith Barney Hansberger Global Value Fund Team

  Thomas L. Hansberger, CFA, CIC, Chairman and
  Chief Executive Officer of HGI
  James E. Chaney, Chief Investment Officer of HGI
  John Hock, CFA, Senior Vice President of Research of HGI
  Francisco Alzuru, Managing Director of HGI, Latin America

The Smith Barney Hansberger Global Small Cap Value Fund Team

  Lauretta Reeves, CFA, Managing Director of Research of HGI
  Vladimir Tyurenkov, Managing Director of HGI,
  Eastern Europe & Russia
  Charles F. Gulden, CFA, Senior Vice President of Research of HGI Ronald Holt, Vice President of Research of HGI

Thank you for investing in the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund. We look forward to helping you pursue your financial goals in the years to come.

Sincerely,


/s/ Heath B. McLendon                  /s/ Thomas L. Hansberger

Heath B. McLendon                      Thomas L. Hansberger,
Chairman                               CFA, CIC
                                       Chairman and Chief
                                       Executive Officer
                                       Hansberger Global
                                       Investors, Inc.

May 28, 1999


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Smith Barney Hansberger Funds                                                  1

--------------------------------------------------------------------------------
Smith Barney Hansberger Global Value Fund
--------------------------------------------------------------------------------

Performance Update
For the year ended April 30, 1999, the Smith Barney Hansberger Global Value Fund ("Global Value Fund") Class A, Class B and Class L shares (without sales charges) had negative returns of 6.56%, 7.27% and 7.27%, respectively. This compares unfavorably with the 15.10% return for the Morgan Stanley Capital International ("MSCI") All-Country Index over the same period. For the first four months of 1999, the Global Value Fund had returns of 13.85%, 13.57% and 13.57% for the Class A, Class B and Class L shares (without sales charges), respectively. This compares with a return of 8.40% for the MSCI All-Country Index over the same period.

Global Markets and Portfolio Review
Trends in global equity markets during recent years have led to a great divergence in performance, primarily favoring "momentum" stocks at the expense of "value" stocks. In our opinion, a frenzy was created in which many investors were willing to pay any price for certain "momentum" stocks, particularly if a stock's name ends in ".com."

Our disciplined fundamental investment process has steered us away from such companies in favor of much more attractively priced stocks with favorable earnings prospects that we believe are selling at meaningful discounts to their intrinsic values. Many of these stocks are leaders in their respective industries, but cyclical factors have caused entire industries to fall out of favor. Similarly, the macro uncertainties in Asia and certain emerging markets have led to extreme share price weakness early in 1998, but share prices have begun to recover aggressively.

Our efforts to take advantage of these opportunities have only recently begun to be rewarded. We have continued to increase our exposure to Japan while making limited changes in Europe. Our substantial underweight exposure in the U.S. hurt the Fund's relative performance last year, but we believe the fundamental condition of global equities warrants such a low weighting in favor of opportunities outside of the U.S. Our fundamental value discipline has been effective over the long-term and we believe that the unusual performance trends that were evident in global equity markets during 1997 and 1998 should return to normalcy.

Although 1998 experienced a continuation of the trend in which large-cap "momentum" stocks led the markets in Europe and the U.S., it appears that investors have begun to recognize that fundamentals and valuations do matter. One of the catalysts that has caused a reversal in this trend could be the possible bottoming of commodity prices. Commodity prices experienced a precipitous drop between late 1996 and early 1999. This decline put excessive pressure on commodity sensitive stocks, particularly those in the oil, base metals, chemicals, and paper/forest product industries. We took advantage of this excessive weakness to buy positions in what we believed were quality companies that are global leaders in their respective industries. As oil prices responded to OPEC production cuts and commodity prices appear to have bottomed out, many of these stocks have staged strong recoveries.

Commodity prices have had a pronounced impact on the performance of stocks domiciled in emerging markets as well. Many commodity-dependent developing countries were under great duress as oil and other commodity prices collapsed. This concern combined with additional uncertainties contributed to escalating risk perceptions that ultimately caused weakness among emerging market stocks. This broad-based weakness caused many large, world class, and


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
low-cost operators to fall to depressed levels. Recognizing this value and prospects for underlying earnings growth potential, we bought several stocks throughout Asia and to a lesser extent, Eastern Europe and Latin America. Although we have begun to see strong recoveries in most of these positions, these stocks continue to sell at substantial discounts to their intrinsic values and relative to their global peers.

Much of our investment activity in the United States and Europe included investments in mid-cap stocks. On a stock-by-stock basis, we have continued to identify what we believed were superior fundamentals and valuations in this sector. Although large-cap stocks have been the strongest performers in recent years, we expect the values to converge in favor of mid caps. One catalyst that has contributed to the recent recovery in many of the fund's mid-cap holdings is merger and acquisition activity as large-cap companies, management, and/or financial buyers recognize the value in this segment of the marketplace.

From a geographical perspective, the Fund's portfolio is significantly underweighted in the United States, neutral in Europe, and overweighted in Asia versus the benchmark. The low U.S. exposure (i.e., 9.5%) is consistent with our belief that many U.S. stocks are priced for perfection at a time when earnings growth prospects are becoming more difficult. However, there has been great divergence among stock performance in the U.S. and our analysts are uncovering occasional new opportunities. The introduction of the Euro currency has been greeted with some disappointment as the currency has weakened moderately since its introduction.

Europe is currently attempting to address a situation in which economic conditions in member countries are diverging while a single monetary policy must be applied to them all. We believe that opportunities exist in Europe, but most stocks are overvalued, particularly when compared with valuations elsewhere. Within Europe, our emphasis has shifted from Southern Europe to Northern Europe including the UK and Scandinavia. The Japanese exposure has increased from 2% to 11% during the last twelve months due to share price appreciation and net purchases of new positions.

We have highlighted the key drivers that have influenced the portfolio during the last twelve months. Our exposure to commodity-sensitive stocks, emerging market companies, and mid-cap stocks, and our underexposure to the U.S. stock market hurt the Fund's performance in 1998. But these same variables have contributed to our recovery so far this calendar year. In addition to these issues, the portfolio has substantial representation in the telecommunications, building materials, and more selectively, in the financial services industries.

As of April 30, 1999, the Fund's portfolio was invested in 126 companies that are domiciled in 38 countries. Each of these stocks passed our rigorous fundamental analysis and they collectively represent some of the most undervalued companies in the world. We recognize that recent years have been difficult for disciplined value investors, but we believe that we are in the early stages of a recovery in which fundamentals and valuations may be reemerging as the primary determinants of investment performance. We appreciate your patience and investment in the Smith Barney Hansberger Global Value Fund.

Please see pages four through six for additional Fund performance information.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                     ------------------
                                     Beginning    End       Income      Total
Year Ended                            of Year   of Year    Dividends  Returns(1)
================================================================================
4/30/99                                $12.99    $12.00      $0.12      (6.56)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                   11.40     12.99       0.02      14.13+
================================================================================
  Total                                                      $0.14
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                     ------------------
                                     Beginning    End       Income      Total
Year Ended                            of Year   of Year    Dividends  Returns(1)
================================================================================
4/30/99                                $12.96    $11.97      $0.04      (7.27)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                   11.40     12.96       0.02      13.87+
================================================================================
  Total                                                      $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                                       Net Asset Value
                                     ------------------
                                     Beginning    End       Income      Total
Year Ended                            of Year   of Year    Dividends  Returns(1)
================================================================================
4/30/99                                $12.96    $11.97      $0.04      (7.27)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                   11.40     12.96       0.02      13.87+
================================================================================
  Total                                                      $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                     ------------------
                                     Beginning    End       Income      Total
Year Ended                            of Year   of Year    Dividends  Returns(1)
================================================================================
4/30/99                                $13.00    $12.03      $0.15      (6.17)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                   12.44     13.00       0.00       4.50+
================================================================================
  Total                                                      $0.15
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A     Class B    Class L(2)   Class Y
================================================================================
Year Ended 4/30/99                   (6.56)%     (7.27)%     (7.27)%     (6.17)%
--------------------------------------------------------------------------------
Inception* through 4/30/99            4.84        4.08        4.08       (2.33)
================================================================================

                                               With Sales Charges(3)
                                    --------------------------------------------
                                    Class A     Class B    Class L(2)   Class Y
================================================================================
Year Ended 4/30/99                  (11.21)%    (11.89)%     (9.10)%     (6.17)%
--------------------------------------------------------------------------------
Inception* through 4/30/99            0.96        1.17        3.28       (2.33)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
================================================================================
Class A (Inception* through 4/30/99)                  6.64%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/99)                  5.59
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/99)(2)               5.59
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/99)                 (2.65)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total returns are not annualized, as it may not be representative of the total return for the year.
* The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  5

--------------------------------------------------------------------------------
Global Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Value Fund vs. MSCI All Country World Free Index+
--------------------------------------------------------------------------------
                            December 1997--April 1999

                                  [LINE GRAPH]

               Global Value Fund  Global Value Fund   Global Value Fund  MSCI All Country
                   Class A            Class B              Class L       World Free Index
               -----------------  -----------------   -----------------  ----------------
Dec 19 1997           9,500            9,500                9,900            10,000
Jan 1998              9,582            9,578                9,978            10,354
Apr 1998             10,842           10,887               11,287            11,643
Jul 1998              9,390            9,349                9,742            11,631
Oct 1998              8,589            8,531                8,890            11,132
Jan 1999              8,865            8,885                9,254            12,609
Apr 30 1999          10,131           10,159               10,559            13,399

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charge of 5.00% for Class A. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Morgan Stanley Capital International ("MSCI") All Country World Free Market Index includes 46 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Fund's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                           As of April 30, 1999
--------------------------------------------------------------------------------
 1. City Developments Ltd.                                                  2.3%
--------------------------------------------------------------------------------
 2. United Overseas Bank Ltd.                                               2.0
--------------------------------------------------------------------------------
 3. Pohang Iron & Steel Co. Ltd.                                            1.9
--------------------------------------------------------------------------------
 4. Hutchison Whampoa Ltd.                                                  1.8
--------------------------------------------------------------------------------
 5. Yamanouchi Pharmaceutical Co. Ltd.                                      1.7
--------------------------------------------------------------------------------
 6. Philippines Long Distance Telephone Co.                                 1.5
--------------------------------------------------------------------------------
 7. Marubeni Corp.                                                          1.5
--------------------------------------------------------------------------------
 8. Cable & Wireless PLC                                                    1.5
--------------------------------------------------------------------------------
 9. GTE Corp.                                                               1.4
--------------------------------------------------------------------------------
10. Daito Trust Construction Co. Ltd.                                       1.3
--------------------------------------------------------------------------------

* As a percentage of total stocks.

Investment Allocation as of April 30, 1999**
--------------------------------------------------------------------------------

                                   [PIE CHART]

              Africa                                          0.4%
              Repurchase Agreement                            2.7%
              Europe                                         41.1%
              Asia/Pacific                                   39.5%
              North America                                  13.2%
              South America                                   3.1%

** As a percentage of total investments.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Hansberger Global Small Cap Value Fund
--------------------------------------------------------------------------------

Performance Update
For the year ended April 30, 1999, the Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap Value Fund") Class A, Class B and Class L shares (without sales charge) had negative returns of 15.95%, 16.61% and 16.77%, respectively. This compares unfavorably with the negative 3.09% return for the Salomon Smith Barney World Extended Market Index. As of April 30, 1999, the Fund owned securities of 81 companies in 26 countries.

Portfolio Review

United States
The U.S. remained the country in which the Fund had the largest exposure during its fiscal year ended April 30, 1999, due mainly to two factors:

1. U.S. small-cap companies, in general, continued to trade at a significant discount versus their larger-cap competitors in the same industries.

2. In our view, the depth and breadth of the U.S. small cap market gave the Fund ample opportunity to diversify its exposure across industry groups.

At the commencement of its fiscal year, the Global Small Cap Value Fund held many cyclically sensitive companies such as those providing industrial and engineering components, chemicals and packaging materials and equipment. The Global Small Cap Value Fund maintained little exposure to health care and high technology companies, whose price to earnings ("P/E") multiples we viewed as too rich versus their prospects.

As the Global Small Cap Value Fund's fiscal year progressed, however, other investors' interest increased generally in technology and other high-growth stocks at the expense of stocks with lower P/E multiples. As the gap in valuations between value and growth stocks widened throughout 1998, we continued to add to companies in "out-of-favor" sectors such as basic materials, medical supply manufacturers, pharmaceutical distributors, specialty retailers and apparel manufacturers. With some exceptions, the industries in which the Fund was overweighted remained "out-of-favor" the remainder of 1998.

In the beginning of 1999, however, we have begun to see several encouraging signs such as:

1. Stabilization in the global supply/demand of many commodities drove up prices of raw materials and the stock prices of companies that provided those raw materials.

2. Many investors began to rotate out of companies with high P/E to growth ratios and into "value" stocks.

3. Many investors began looking at small- to mid-cap value companies where the opportunity for price appreciation appeared even better.

As a result of these changes in investor sentiment, we began to see a rebound in many of the U.S. stocks held by the Fund. We took advantage of this rebound to trim back some issues that had grown into larger segments of the Fund's portfolio and to sell some stocks which, due in part to market forces, did not offer what we thought were the same favorable prospects as when originally purchased.

Although we do not expect such a dramatic rebound in small-cap value stocks in the U.S. to continue at this pace, our analysis indicates that many of our holdings are still trading with "current P/E to growth rates" at significant discounts to the "P/E to growth rates" of larger-cap and growth stocks. We believe, therefore, that there is still room for price improvement in our U.S. holdings. In the meantime, a continuation of the sector rotation we have seen in the U.S. may give us an opportunity to expand our representation in other industries.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  7

Europe
The Fund had significant exposure to Europe throughout its fiscal year. Our largest country exposure within Europe was the UK. During 1998, many investors emphasized the countries scheduled to implement the Euro at the beginning of 1999 at the expense of the UK, whose economy was under pressure from high interest rates and a strong currency. Anticipating an eventual reduction in rates and weakening currency, we bought several securities in the UK that were trading at discounts to their continental competitors. Since the beginning of the Fund's fiscal year, interest rates were cut several times in the UK, the pound has weakened vis-a-vis the dollar and some of the Fund's holdings have performed well. The pound continues, however, to remain strong versus the Euro, which has weakened during the Kosovo crisis and continues to erode the competitiveness of some UK exporters.

We believe that, over time, the UK interest rate and inflation policies will converge with that of the Euro-11, that the pound will weaken versus the Euro, and that the UK will adopt the Euro currency. All of these events would be positive for the Fund's overweighted exposure in the UK.

Within Europe, we also maintained an overweight exposure in Scandinavia and other countries outside of the Euro, whose stocks were trading at what we believed were attractive valuations. In addition, we found value in cyclically sensitive European companies, whose stocks were depressed due to low prices of forest products, chemicals and metals. During 1998, industry conditions and the prices of these stocks deteriorated further. Since the beginning of 1999, we have seen some rebound in both commodity prices and many of our European holdings. In our opinion, many of these stocks are still trading at a large discount to previous highs and offer significant price appreciation potential versus our U.S. holdings. In addition, we believe the Fund's Eastern European holdings should benefit from the settlement of the Kosovo crisis. We expect, that Europe should remain the region to which the Fund maintains the greatest exposure over the medium term.

Asia
At the beginning of the Fund's fiscal year, we found opportunities extremely compelling in Asia following the devaluation of many Asian currencies and the subsequent financial, social and political crisis that occurred throughout Asia. Our concerns over the viability of small-cap companies in emerging markets during this period limited our developing Asian exposure to China, Indonesia and Thailand.

During the reporting period, the Fund's main Asian exposure was in the developed markets of New Zealand and Hong Kong, whose stock markets also were depressed due to weakness in the region and in Japan, whose market had been declining for some time and where valuations looked attractive. Throughout most of 1998, we saw a deterioration in many stock prices in Asia. During this period, we consolidated our exposure, moving out of positions that we believed had less favorable outlooks and into companies that had become, in our view, better values.

Since the beginning of 1999, we have seen a considerable rebound in many of the Asian stocks held in the Fund's portfolio returning to or exceeding levels at which the Fund originally made purchases. Some positions, especially those that are export- or commodity-oriented in New Zealand, China and Hong Kong began to reach our sell targets or have become significant weightings in the portfolio.

We have started to trim some of those stocks and have deployed some of the sale proceeds into other Hong Kong, Australian and Japanese issues. We are now reassessing select companies in Thailand, Malaysia and Indonesia whose stock prices are lagging.

Please see pages nine through eleven for additional performance information.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain     Total
Year Ended             of Year   of Year   Dividends   Distributions  Returns(1)
================================================================================
4/30/99                 $12.37    $10.19     $0.16         $0.03       (15.95)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98    11.40     12.37      0.01          0.00         8.64+
================================================================================
  Total                                      $0.17         $0.03
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain     Total
Year Ended             of Year   of Year   Dividends   Distributions  Returns(1)
================================================================================
4/30/99                 $12.34    $10.16     $0.09         $0.03       (16.61)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98    11.40     12.34      0.01          0.00         8.38+
================================================================================
  Total                                      $0.10         $0.03
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain     Total
Year Ended             of Year   of Year   Dividends   Distributions  Returns(1)
================================================================================
4/30/99                 $12.34    $10.14     $0.09         $0.03       (16.77)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98    11.40     12.34      0.01          0.00         8.38+
================================================================================
  Total                                      $0.10         $0.03
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End      Income     Capital Gain     Total
Year Ended             of Year   of Year   Dividends   Distributions  Returns(1)
================================================================================
4/30/99                 $12.37    $10.22     $0.19         $0.03       (15.49)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98    11.74     12.37      0.00          0.00         5.37+
================================================================================
  Total                                      $0.19         $0.03
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  9

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                   ---------------------------------------------
                                   Class A    Class B    Class L(2)     Class Y
================================================================================
Year Ended 4/30/99                 (15.95)%   (16.61)%    (16.77)%      (15.49)%
--------------------------------------------------------------------------------
Inception* through 4/30/99          (6.45)     (7.16)      (7.29)       (10.08)
================================================================================

                                                With Sales Charges(3)
                                   ---------------------------------------------
                                   Class A    Class B    Class L(2)     Class Y
================================================================================
Year Ended 4/30/99                 (20.14)%   (20.72)%    (18.38)%      (15.49)%
--------------------------------------------------------------------------------
Inception* through 4/30/99          (9.91)     (9.86)      (8.00)       (10.08)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
================================================================================
Class A (Inception* through 4/30/99)                   (8.68)%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/99)                   (9.62)
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/99)(2)                (9.80)
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/99)                  (11.41)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total returns are not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Global Small Cap Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Small Cap Value Fund vs. Salomon Smith Barney World Extended Market
Index+
--------------------------------------------------------------------------------
                            December 1997--April 1999

                                  [LINE GRAPH]

                    Small Cap Value Fund        Small Cap Value Fund    Small Cap Value Fund    SSB World Extended
                          Class A                      Class B                 Class L             Market Index
                    --------------------        --------------------    --------------------    ------------------
Dec 19 1997                9,500                         9,500                  9,900                   10,000
Jan 1998                   9,069                         9,061                  9,443                   10,313
Apr 1998                  10,321                        10,338                 10,738                   11,659
Jul 1998                   9,044                         9,003                  9,382                   10,850
Oct 1998                   7,734                         7,685                  8,008                    9,933
Jan 1999                   8,011                         8,032                  8,362                   10,808
Apr 30 1999                8,675                         8,682                  9,020                   11,299

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% for Class A. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1999. The Salomon Smith Barney World Extended Market Index is a component of the Broad Market Index ("BMI") which defines the small-capitalization stock universe or remaining 20% of the capital of each country within the index. The BMI universe spans 22 countries and includes listed shares of countries with a total available market capitalization of at least the local equivalent of $100 million on the last business day of May each year. The performance of the Fund's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                           As of April 30, 1999
--------------------------------------------------------------------------------
 1. Giordano International Ltd.                                             2.3%
--------------------------------------------------------------------------------
 2. Elkem ASA                                                               2.1
--------------------------------------------------------------------------------
 3. Penn Treaty American Corp.                                              2.1
--------------------------------------------------------------------------------
 4. Air New Zealand Ltd.                                                    2.1
--------------------------------------------------------------------------------
 5. Somerfield PLC                                                          2.0
--------------------------------------------------------------------------------
 6. Henry Walker Group Ltd.                                                 2.0
--------------------------------------------------------------------------------
 7. Kyudenko Corp.                                                          1.9
--------------------------------------------------------------------------------
 8. PETCO Animal Supplies                                                   1.9
--------------------------------------------------------------------------------
 9. Fischer & Paykel Industries Ltd.                                        1.9
--------------------------------------------------------------------------------
10. Koninklijke Emballage Industrie Van Leer NV                             1.9
--------------------------------------------------------------------------------
* As a percentage of total stocks.

Investment Allocation as of April 30, 1999**

                                   [PIE CHART]

              Asia/Pacific                                   25.4%
              South America                                   1.5%
              Repurchase Agreement                            3.9%
              Europe                                         45.7%
              North America                                  23.5%

** As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 11

--------------------------------------------------------------------------------
Schedules of Investments                                          April 30, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
STOCK -- 97.3%

Argentina -- 0.9%
   50,000  YPF Sociedad Anonima ADR, Class D Shares(a)                       $  2,100,000
-----------------------------------------------------------------------------------------
Australia -- 2.9%
  252,807  Broken Hill Proprietary Co. Ltd.                                     2,862,605
  108,425  National Australia Bank Ltd.                                         2,114,243
  265,569  Orica Ltd.                                                           1,548,265
-----------------------------------------------------------------------------------------
                                                                                6,525,113
-----------------------------------------------------------------------------------------
Austria -- 2.2%
   11,000  Bank Austria AG                                                        683,267
   34,200  Boehler-Uddeholm AG                                                  2,013,255
   23,800  VA Technologie AG                                                    2,266,235
-----------------------------------------------------------------------------------------
                                                                                4,962,757
-----------------------------------------------------------------------------------------
Brazil -- 1.6%
  110,000  Companhia Vale do Rio Doce ADR                                       2,115,168
   15,700  Telecomunicacoes Brasileiras SA Telebras ADR                         1,431,644
-----------------------------------------------------------------------------------------
                                                                                3,546,812
-----------------------------------------------------------------------------------------
Canada -- 2.4%
   77,000  Alcan Aluminium Ltd.                                                 2,444,750
  127,000  Moore Corp. Ltd.                                                     1,270,000
  296,136  Nexfor Inc.                                                          1,514,942
-----------------------------------------------------------------------------------------
                                                                                5,229,692
-----------------------------------------------------------------------------------------
Chile -- 0.4%
   35,000  Cia de Telecomunicaciones de Chile SA-ADR                              925,313
-----------------------------------------------------------------------------------------
China -- 0.8%
  130,000  Huaneng Power International, Inc. ADR                                1,746,875
-----------------------------------------------------------------------------------------
Croatia -- 1.1%
  154,800  Pliva DD GDR(a)+                                                     2,453,580
-----------------------------------------------------------------------------------------
Czech Republic -- 0.5%
  165,000  Komercni Banka AS GDR(a)                                               680,625
  220,000  The Czech Power Co. (Czeske Energeticke Zavody) Class A Shares(a)      310,722
-----------------------------------------------------------------------------------------
                                                                                  991,347
-----------------------------------------------------------------------------------------
Denmark -- 0.7%
   16,000  The Codan Group (Forsikringsselskabet Codan)                         1,591,155
-----------------------------------------------------------------------------------------
Finland -- 1.1%
  118,500  Kemira Oyj                                                             771,044
  195,000  Metsa-Serla Oyj, Class B Shares                                      1,671,110
-----------------------------------------------------------------------------------------
                                                                                2,442,154
-----------------------------------------------------------------------------------------
France -- 3.6%
    3,034  Bail Investissement                                                    402,209
    9,500  Compagnie de Saint Gobain                                            1,633,287
    3,200  Eridania Beghin-Say SA                                                 444,529
   17,916  Lafarge SA                                                           1,743,871

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
France -- 3.6% (continued)
   30,000  Rhone-Poulenc SA, Class A Shares(a)                               $  1,428,299
   29,100  Scor SA                                                              1,453,184
    2,205  Societe Eurafrance SA                                                1,110,455
-----------------------------------------------------------------------------------------
                                                                                8,215,834
-----------------------------------------------------------------------------------------
Germany -- 3.4%
   40,400  BASF AG                                                              1,765,293
   51,000  Bilfinger & Berger Bau AG                                            1,278,804
   32,000  Hoechst AG                                                           1,465,964
   97,500  Pfleiderer AG                                                        1,371,960
   32,000  Veba AG                                                              1,752,047
-----------------------------------------------------------------------------------------
                                                                                7,634,068
-----------------------------------------------------------------------------------------
Hong Kong -- 4.5%
   42,800  HSBC Holdings PLC                                                    1,590,401
  426,000  Hutchison Whampoa Ltd.                                               3,820,012
  400,000  Smartone Telecommunications Holdings Ltd.                            1,385,717
2,800,000  Swire Pacific Ltd., Class B Shares                                   2,384,362
4,078,000  Techtronic Industries Co. Ltd.                                         778,716
-----------------------------------------------------------------------------------------
                                                                                9,959,208
-----------------------------------------------------------------------------------------
Hungary -- 0.4%
   44,000  EGIS Rt.(a)                                                            892,608
-----------------------------------------------------------------------------------------
India -- 1.2%
  240,000  Gujarat Ambuja Cements Ltd. GDR+                                     1,800,000
  234,400  Tata Engineering & Locomotive Co. Ltd. GDR(a)+                         768,832
-----------------------------------------------------------------------------------------
                                                                                2,568,832
-----------------------------------------------------------------------------------------
Italy -- 0.6%
  750,000  Azienda Mediterranea Gas e Acqua S.p.A.                                715,102
  850,000  Montedison S.p.A. di RNC                                               642,999
-----------------------------------------------------------------------------------------
                                                                                1,358,101
-----------------------------------------------------------------------------------------
Japan -- 11.4%
  225,000  Amway Japan Ltd.                                                     2,280,819
  125,000  Daiichi Pharmaceutical Co. Ltd.                                      2,031,584
  244,000  Daito Trust Construction Co. Ltd.                                    2,869,987
  200,000  Daiwa Securities Group Inc.                                          1,223,139
  650,000  Dowa Fire & Marina Insurance Ltd.                                    2,450,467
   55,000  Kirin Beverage Corp.                                                 1,020,609
  317,000  Kyudenko Corp.                                                       1,928,053
1,395,000  Marubeni Corp.                                                       3,225,569
  560,000  Nippon Fire & Marine Insurance Co. Ltd.                              1,867,214
       23  NTT Mobile Communication Network, Inc.                               1,348,804
   75,000  Tokyo Electric Power                                                 1,602,228
  115,000  Yamanouchi Pharmaceutical Co. Ltd.                                   3,641,771
-----------------------------------------------------------------------------------------
                                                                               25,490,244
-----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
Malaysia -- 1.3%
  680,000  Malayan Banking Berhad                                            $  1,692,918
2,030,000  Technology Resources Industries Berhad                               1,100,841
-----------------------------------------------------------------------------------------
                                                                                2,793,759
-----------------------------------------------------------------------------------------
Mexico -- 1.3%
  263,900  Cemex SA de CV CPO                                                   1,228,106
   11,000  Telefonos de Mexico SA ADR, Class L Shares(a)                          833,250
  191,000  Transportacion Maritima Mexicana SA de CV ADR, Class A Shares(a)       919,188
----------------------------------------------------------------------------------------
                                                                                2,980,544
-----------------------------------------------------------------------------------------
Netherlands -- 3.8%
   33,000  ING Groep NV                                                         2,035,485
  108,701  Koninklijke Ahrend Groep NV                                          2,116,103
   82,800  Koninklijke Emballage Industrie Van Leer NV                          1,449,819
   67,500  Koninklijke KPN NV                                                   2,820,891
-----------------------------------------------------------------------------------------
                                                                                8,422,298
-----------------------------------------------------------------------------------------
New Zealand -- 3.5%
1,000,000  Carter Holt Harvey Ltd.                                              1,466,153
  525,000  Fernz Corp. Ltd.                                                     1,762,740
  310,000  Fisher & Paykel Industries Ltd.                                      1,136,268
  770,000  Fletcher Challenge Building                                          1,275,441
  920,000  Fletcher Challenge Energy(a)                                         2,203,482
-----------------------------------------------------------------------------------------
                                                                                7,844,084
-----------------------------------------------------------------------------------------
Norway -- 4.4%
   37,800  Norsk Hydro ASA                                                      1,696,667
  100,600  Odfjell ASA, Class A Shares                                          1,208,001
  160,000  Petroleum Geo-Services ASA(a)                                        2,702,113
  172,000  Saga Petroleum ASA                                                   1,910,743
  116,100  Sparebanken NOR                                                      2,221,653
-----------------------------------------------------------------------------------------
                                                                                9,739,177
-----------------------------------------------------------------------------------------
Peru -- 0.2%
  204,000  Banco Wiese ADR(a)                                                     408,000
-----------------------------------------------------------------------------------------
Philippines -- 2.1%
  150,600  Metropolitan Bank & Trust Co.                                        1,505,010
  101,000  Philippines Long Distance Telephone Co.                              3,267,061
-----------------------------------------------------------------------------------------
                                                                                4,772,071
-----------------------------------------------------------------------------------------
Poland -- 0.8%
  300,000  Telekomunikacja Polska SA GDR(a)+                                    1,867,500
-----------------------------------------------------------------------------------------
Russia -- 1.6%
   60,200  Lukoil Holding ADR                                                   2,232,216
  300,000  Rostelecom ADR                                                       1,293,750
-----------------------------------------------------------------------------------------
                                                                                3,525,966
-----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
Singapore -- 5.7%
   90,000  Asia Pulp & Paper Co. Ltd. ADR(a)                                 $    945,000
  750,000  City Developments Ltd.                                               5,004,429
  588,911  Jardine Matheson Holdings Ltd.                                       2,508,761
  550,000  United Overseas Bank Ltd.                                            4,254,502
-----------------------------------------------------------------------------------------
                                                                               12,712,692
-----------------------------------------------------------------------------------------
Slovakia -- 0.3%
  122,200  Slovakofarma AS GDR(a)+                                                369,655
  143,000  Vychodoslovenske Zeleziarne AS                                         522,433
-----------------------------------------------------------------------------------------
                                                                                  892,088
-----------------------------------------------------------------------------------------
Slovenia -- 0.6%
   97,000  SKB Banka GDR+                                                       1,280,400
-----------------------------------------------------------------------------------------
South Africa -- 0.4%
  290,000  Standard Bank Investment Corp. Ltd.                                    878,860
-----------------------------------------------------------------------------------------
South Korea -- 4.2%
  162,000  Pohang Iron & Steel Co. Ltd. ADR                                     4,171,500
   47,002  Samsung Electonics GDR+                                              2,086,899
    3,000  Samsung Fire & Marine Insurance                                      1,388,305
    7,420  SK Telecom Co. Ltd.                                                    785,814
   63,000  SK Telecom Co. Ltd. ADR                                                874,125
-----------------------------------------------------------------------------------------
                                                                                9,306,643
-----------------------------------------------------------------------------------------
Spain -- 1.1%
   98,000  Iberdrola SA                                                         1,373,812
   66,300  Repsol SA                                                            1,080,239
-----------------------------------------------------------------------------------------
                                                                                2,454,051
-----------------------------------------------------------------------------------------
Sweden -- 2.2%
   61,000  AssiDoman AB                                                         1,261,919
   73,500  BT Industries AB                                                     1,236,506
  140,400  SKF AB, Class B Shares                                               2,420,402
-----------------------------------------------------------------------------------------
                                                                                4,918,827
-----------------------------------------------------------------------------------------
Switzerland -- 2.1%
    1,020  ABB AG, Bearer Shares(a)                                             1,490,640
    1,000  Holderbank Financiere Glarus AG, Bearer Shares                       1,207,882
    6,000  UBS AG                                                               2,041,379
-----------------------------------------------------------------------------------------
                                                                                4,739,901
-----------------------------------------------------------------------------------------
Thailand -- 1.9%
  580,000  Bangkok Bank Public Co. Ltd.                                         1,734,609
  910,000  Thai Farmers Bank Public Co. Ltd.                                    2,525,394
-----------------------------------------------------------------------------------------
                                                                                4,260,003
-----------------------------------------------------------------------------------------
United Kingdom -- 8.9%
1,115,244  The BICC Group                                                       1,885,435
  125,000  British Airways PLC                                                    984,676
  115,000  British Telecommunications PLC                                       1,931,233

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
United Kingdom -- 8.9% (continued)
  226,846  Cable & Wireless PLC                                              $  3,221,456
  250,000  Enterprise Oil PLC                                                   1,806,329
  100,000  National Power PLC                                                     803,037
   40,000  National Westminster Bank PLC                                          964,127
  270,000  Nycomed Amersham PLC                                                 2,205,151
  156,000  Orange PLC                                                           2,117,408
  288,593  Rolls-Royce PLC                                                      1,339,392
  148,776  Standard Chartered PLC                                               2,687,684
-----------------------------------------------------------------------------------------
                                                                               19,945,928
-----------------------------------------------------------------------------------------
United States -- 11.2%
   62,300  American Standard Cos., Inc.(a)                                      2,850,225
  109,800  Archer-Daniels-Midland Co.(a)                                        1,647,000
   35,000  Fluor Corp.(a)                                                       1,168,125
   76,000  Georgia Pacific Timber Co.                                           1,957,000
   47,000  GTE Corp.                                                            3,146,062
   76,000  IBP Inc.                                                             1,539,000
  100,000  Nabors Industries, Inc.(a)                                           2,056,250
   20,500  Pharmacia & Upjohn, Inc.                                             1,148,000
   20,000  Phelps Dodge Corp.                                                   1,265,000
   50,000  Protective Life Corp.                                                1,959,375
   45,500  Raychem Corp.                                                        1,202,906
  120,000  Republic Services Inc.(a)                                            2,467,500
   40,000  Schlumberger Ltd. ADR                                                2,555,000
-----------------------------------------------------------------------------------------
                                                                               24,961,443
-----------------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $198,656,198)                                             217,337,928
=========================================================================================

   FACE
  AMOUNT                                    SECURITY                             VALUE
=========================================================================================
REPURCHASE AGREEMENT -- 2.7%
$6,000,000 CIBC Wood Gundy Securities, Inc., 4.700% due 5/3/99;
           Proceeds at maturity -- $6,002,350; (Fully collateralized by
           U.S. Treasury Notes, 5.625% due 12/31/99;
           Market value -- $6,120,627) (Cost -- $6,000,000                      6,000,000
=========================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $204,656,198*)                                           $223,337,928
=========================================================================================

(a)   Non-income producing security.
+ Security is exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
STOCK -- 96.1%

Australia -- 2.9%
  258,000  Henry Walker Group Ltd.                                           $    321,484
   47,700  Mayne Nickless Ltd.                                                    166,297
-----------------------------------------------------------------------------------------
                                                                                  487,781
-----------------------------------------------------------------------------------------
Austria -- 2.4%
    4,400  Boehler-Uddeholm AG                                                    259,015
    2,800  Schoeller-Bleckman Oilfield Equipment AG                               152,563
-----------------------------------------------------------------------------------------
                                                                                  411,578
-----------------------------------------------------------------------------------------
Canada -- 2.3%
   22,800  Moore Corp. Ltd.                                                       228,000
   32,851  Nexfor Inc.                                                            168,055
-----------------------------------------------------------------------------------------
                                                                                  396,055
-----------------------------------------------------------------------------------------
Czech Republic -- 0.3%
   14,000  Komercni Banka AS GDR(a)                                                57,750
-----------------------------------------------------------------------------------------
Denmark -- 0.8%
    1,300  Forsikringsselskabet Codan (The Codan Group)                           129,281
-----------------------------------------------------------------------------------------
Finland -- 3.4%
   27,000  Kemira Oyj                                                             175,680
   23,000  Metsa-Serla Oyj, Class B Shares                                        197,105
   47,200  Tamro Oyj                                                              197,253
-----------------------------------------------------------------------------------------
                                                                                  570,038
-----------------------------------------------------------------------------------------
France -- 2.9%
    2,000  Bail Investissement                                                    265,134
    2,200  Financiere Marc de La Charrieu SA                                      224,380
-----------------------------------------------------------------------------------------
                                                                                  489,514
-----------------------------------------------------------------------------------------
Germany -- 4.4%
    2,760  Fuchs Petrolub AG Oel & Chemie, Preferred Shares                       200,025
   15,920  Hans Einhell AG                                                        148,221
   13,300  Lindner Holding KGaA                                                   253,285
    6,800  Moebel Walther AG                                                      138,851
-----------------------------------------------------------------------------------------
                                                                                  740,382
-----------------------------------------------------------------------------------------
Hong Kong -- 7.0%
  559,753  CDL Hotels International Ltd.                                          231,108
  800,000  Giordano International Ltd.                                            371,588
1,300,000  Shanghai Petrochemical Co. Ltd.                                        243,210
  320,000  South China Morning Post Holdings Ltd.                                 193,019
   51,500  Wing Hang Bank Ltd.                                                    157,480
-----------------------------------------------------------------------------------------
                                                                                1,196,405
-----------------------------------------------------------------------------------------
Hungary -- 1.4%
    4,000  BorsodChem Rt.                                                          93,656
    7,300  EGIS Rt.(a)                                                            148,091
-----------------------------------------------------------------------------------------
                                                                                  241,747
-----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
Italy -- 2.4%
  300,000  Azienda Mediterranea Gas e Acqua S.p.A                            $    286,040
   44,900  Sogefi S.p.A                                                           123,558
-----------------------------------------------------------------------------------------
                                                                                  409,598
-----------------------------------------------------------------------------------------
Japan -- 7.2%
   56,000  Ataka Construction & Engineering Co., Ltd.                             272,106
   25,000  Daito Trust Construction Co., Ltd.                                     294,056
   10,000  Kirin Beverage Corp.                                                   185,565
   33,000  Koito Manufacturing Co., Ltd.                                          153,713
   52,000  Kyudenko Corp.                                                         316,273
-----------------------------------------------------------------------------------------
                                                                                1,221,713
-----------------------------------------------------------------------------------------
Netherlands -- 5.2%
    3,700  Eriks Holdings NV                                                      199,644
   15,100  European Vinyls Corp. International NV                                 148,574
   12,343  Koninklijke Ahrend NV                                                  240,283
   17,000  Koninklijke Emballage Industrie Van Leer NV                            297,668
-----------------------------------------------------------------------------------------
                                                                                  886,169
-----------------------------------------------------------------------------------------
New Zealand -- 6.7%
  160,300  Air New Zealand Ltd., Class B Shares                                   336,389
   49,000  Fernz Corp., Ltd.                                                      164,522
   83,000  Fisher & Paykel Industries Ltd.                                        304,226
  348,248  Fletcher Challenge Forests                                             187,084
   68,800  Tranz Rail Holdings Ltd.                                               148,226
-----------------------------------------------------------------------------------------
                                                                                1,140,447
-----------------------------------------------------------------------------------------
Norway -- 3.5%
   19,300  Elkem ASA                                                              344,532
   13,080  Sparebanken NOR                                                        250,294
-----------------------------------------------------------------------------------------
                                                                                  594,826
-----------------------------------------------------------------------------------------
Peru -- 1.5%
   33,400  Banco Wiese ADR(a)                                                      66,800
   12,600  Southern Peru Copper Corp.                                             179,550
-----------------------------------------------------------------------------------------
                                                                                  246,350
-----------------------------------------------------------------------------------------
Russia -- 0.3%
   17,000  Irkutskenergo ADR                                                       44,625
   24,000  Nizhegorodsvyazinform ADR                                               12,720
-----------------------------------------------------------------------------------------
                                                                                   57,345
-----------------------------------------------------------------------------------------
Singapore -- 1.3%
  200,000  Clipsal Industries Holdings                                            230,000
-----------------------------------------------------------------------------------------
Slovakia -- 0.5%
    1,400  Slovakofarma AS                                                         58,076
    7,800  Vychodoslovenske Zeleziarne AS                                          28,496
-----------------------------------------------------------------------------------------
                                                                                   86,572
-----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                                    SECURITY                             VALUE
=========================================================================================
Slovenia -- 0.8%
    9,800  SKB Banka GDR+                                                    $    129,360
-----------------------------------------------------------------------------------------
Spain -- 3.1%
    3,200  Banco Pastor SA                                                        168,873
    7,000  Catalana Occidente SA                                                  158,118
    7,000  Construcciones y Auxiliare de Ferrocarriles SA                         192,555
-----------------------------------------------------------------------------------------
                                                                                  519,546
-----------------------------------------------------------------------------------------
Sweden -- 5.3%
   16,600  BT Industries AB                                                       279,265
   12,600  Esselte AB, Class B Shares                                             196,992
   15,750  Getinge Industrier AB, Class B Shares                                  245,303
   44,740  Lifco AB, Class B Shares(a)                                            186,172
-----------------------------------------------------------------------------------------
                                                                                  907,732
-----------------------------------------------------------------------------------------
Switzerland -- 1.5%
      600  Forbo Holding AG                                                       250,246
-----------------------------------------------------------------------------------------
Thailand -- 0.3%
  111,800  Precious Shipping Public Co., Ltd.                                      48,196
-----------------------------------------------------------------------------------------
United Kingdom -- 7.5%
  143,187  BICC Group PLC                                                         242,072
   79,000  David S. Smith Holdings PLC                                            169,173
   45,000  Dorling Kindersley Holdings PLC                                        257,575
   18,400  Morgan Crucible Co. PLC                                                 83,544
  480,000  Sherwood Group PLC                                                     189,347
   58,333  Somerfield PLC                                                         324,501
-----------------------------------------------------------------------------------------
                                                                                1,266,212
-----------------------------------------------------------------------------------------
United States -- 21.2%
    4,000  Alpharma, Inc., Class A Shares                                         118,000
    5,700  Aviation Sales Co.(a)                                                  228,000
   22,800  Chiquita Brands International, Inc.(a)                                 228,000
    8,400  The Geon Co.                                                           257,250
    9,900  Hibbett Sporting Goods, Inc.(a)                                        270,393
   30,700  Hoenig Group, Inc.(a)                                                  283,975
    8,400  Invacare Corp.                                                         194,250
   16,000  Owens & Minor, Inc.                                                    158,000
   15,700  Paxar Corp.(a)                                                         140,318
   12,000  Penn Treaty American Corp.(a)                                          336,750
   24,000  PETCO Animal Supplies, Inc.(a)                                         315,000
    8,300  Roper Industries, Inc.                                                 236,550
    4,400  Tarrant Apparel Group(a)                                               207,350
    4,000  Tecumseh Products Co., Class A Shares                                  244,500
   15,000  Titanium Metals Corp.                                                  110,625
   22,600  Wolverine World Wide, Inc.                                             271,231
-----------------------------------------------------------------------------------------
                                                                                3,600,192
-----------------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $17,930,078)                                               16,315,035
=========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              April 30, 1999
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

   FACE
  AMOUNT                                    SECURITY                             VALUE
=========================================================================================
REPURCHASE AGREEMENT -- 3.9%

 $670,000  CIBC Wood Gundy Securities, Inc., 4.700% due 5/3/99;
           Proceeds at maturity -- $670,262; (Fully collateralized by
           U.S. Treasury Notes, 5.625% due 12/31/99;
           Market value -- $686,100) (Cost -- $670,000)                      $    670,000
=========================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost-- $18,600,078*)                                             $ 16,985,035
=========================================================================================

(a)   Non-income producing security.
+ Security is exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                              April 30, 1999
--------------------------------------------------------------------------------

                                                                                                               Smith Barney
                                                                                              Smith Barney      Hansberger
                                                                                               Hansberger      Global Small
                                                                                              Global Value      Cap Value
                                                                                                  Fund             Fund
===========================================================================================================================
ASSETS:
     Investments, at cost                                                                    $ 204,656,198    $  18,600,078
     Foreign currency, at cost                                                                     792,666               --
===========================================================================================================================
     Investments, at value                                                                   $ 223,337,928    $  16,985,035
     Foreign currency, at value                                                                    799,501               --
     Cash                                                                                          258,700            5,090
     Receivable for securities sold                                                              2,084,518          254,806
     Dividends and interest receivable                                                             557,312           65,861
     Receivable for Fund shares sold                                                                66,034            9,163
     Receivable for open forward foreign currency contracts (Note 4)                                 5,367               --
     Receivable from manager                                                                            --           87,036
---------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                              227,109,360       17,406,991
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                            8,073,995               --
     Management fees payable                                                                       200,750           14,844
     Payable for Fund shares purchased                                                              54,921            1,350
     Payable for open forward foreign currency contracts (Note 4)                                   30,725              203
     Distribution fees payable                                                                      19,925            4,586
     Accrued expenses                                                                              139,619           45,536
---------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                           8,519,935           66,519
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $ 218,589,425    $  17,340,472
===========================================================================================================================
NET ASSETS:
     Par value of capital shares                                                             $      18,197    $       1,704
     Capital paid in excess of par value                                                       219,330,872       20,527,149
     Undistributed net investment income                                                           402,571           28,962
     Accumulated net realized loss from security
        transactions and foreign currencies                                                    (19,809,349)      (1,601,595)
     Net unrealized appreciation (depreciation)
        of investments and foreign currencies                                                   18,647,134       (1,615,748)
---------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $ 218,589,425    $  17,340,472
===========================================================================================================================
Shares Outstanding:
     Class A                                                                                     1,414,715          531,238
     ----------------------------------------------------------------------------------------------------------------------
     Class B                                                                                     2,784,416          770,018
     ----------------------------------------------------------------------------------------------------------------------
     Class L                                                                                       729,190          160,346
     ----------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                    13,268,683          242,863
     ----------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                          $       12.00    $       10.19
     ----------------------------------------------------------------------------------------------------------------------
     Class B *                                                                               $       11.97    $       10.16
     ----------------------------------------------------------------------------------------------------------------------
     Class L **                                                                              $       11.97    $       10.14
     ----------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                          $       12.03    $       10.22
     ----------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                       $       12.63    $       10.73
     ----------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                       $       12.09    $       10.24
===========================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 21

--------------------------------------------------------------------------------
Statements of Operations                       For the Year Ended April 30, 1999
--------------------------------------------------------------------------------

                                                                                                               Smith Barney
                                                                                              Smith Barney      Hansberger
                                                                                               Hansberger      Global Small
                                                                                              Global Value      Cap Value
                                                                                                  Fund             Fund
===========================================================================================================================
INVESTMENT INCOME:
     Interest                                                                                $     659,876    $      74,545
     Dividends                                                                                   4,420,390          592,266
     Less: Foreign withholding tax                                                                (457,481)         (72,193)
---------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                     4,622,785          594,618
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                                    1,754,476          208,760
     Distribution fees (Note 2)                                                                    508,113          130,442
     Custody                                                                                       114,864           14,905
     Registration fees                                                                             112,275           79,325
     Shareholder and system servicing fees                                                          82,474           42,689
     Shareholder communications                                                                     40,708           20,011
     Audit and legal                                                                                38,116           27,177
     Directors' fees                                                                                22,320           14,089
     Other                                                                                          13,386            9,090
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                              2,686,732          546,488
     Less: Management fee waiver (Note 2)                                                               --          (80,863)
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                2,686,732          465,625
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                            1,936,053          128,993
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES
3 AND 4):
     Realized Loss From:
        Security transactions (excluding short-term securities)                                (19,216,579)      (1,508,282)
        Foreign currency transactions                                                             (236,704)         (48,786)
---------------------------------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                         (19,453,283)      (1,557,068)
---------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of year                                                                        8,375,536        1,565,615
        End of year                                                                             18,647,134       (1,615,748)
---------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)                                       10,271,598       (3,181,363)
---------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                                  (9,181,685)      (4,738,431)
---------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                                       $  (7,245,632)   $  (4,609,438)
===========================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended April 30,
--------------------------------------------------------------------------------

Smith Barney Hansberger Global Value Fund                                                         1999             1998
===========================================================================================================================
OPERATIONS:
     Net investment income                                                                   $   1,936,053    $     202,933
     Net realized gain (loss)                                                                  (19,453,283)         200,904
     Increase in net unrealized appreciation                                                    10,271,598        8,375,536
---------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                                          (7,245,632)       8,779,373
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                      (2,249,826)         (85,869)
     Net realized gains                                                                                 --               --
---------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                                  (2,249,826)         (85,869)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                                          117,051,480      132,967,684
     Net asset value of shares issued for reinvestment of dividends                                363,706           83,205
     Cost of shares reacquired                                                                 (29,808,698)      (1,265,998)
---------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                                        87,606,488      131,784,891
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                          78,111,030      140,478,395
NET ASSETS:
     Beginning of year                                                                         140,478,395               --
---------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                            $ 218,589,425    $ 140,478,395
===========================================================================================================================
* Includes undistributed net investment income of:                                           $     402,571    $     510,503
===========================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)    For the Years Ended April 30,
--------------------------------------------------------------------------------

Smith Barney Hansberger Small Cap Value Fund                                                      1999             1998
===========================================================================================================================
OPERATIONS:
     Net investment income                                                                   $     128,993    $      59,952
     Net realized gain (loss)                                                                   (1,557,068)         110,277
     Increase in net unrealized appreciation (depreciation)                                     (3,181,363)       1,565,615
---------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                                          (4,609,438)       1,735,844
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                        (235,940)         (20,614)
     Net realized gains                                                                            (71,247)              --
---------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                                    (307,187)         (20,614)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                                            6,255,298       22,450,956
     Net asset value of shares issued for reinvestment of dividends                                261,166           20,354
     Cost of shares reacquired                                                                  (8,077,569)        (368,338)
---------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions                             (1,561,105)      22,102,972
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                               (6,477,730)      23,818,202
NET ASSETS:
     Beginning of year                                                                          23,818,202               --
---------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                            $  17,340,472    $  23,818,202
===========================================================================================================================
* Includes undistributed net investment income of:                                           $      28,962    $     143,223
===========================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund ("Portfolios") are separate investment portfolios of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of these Portfolios and six other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund, Smith Barney Small Cap Value Fund and Smith Barney Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1999, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax income regulations. Net investment income, net realized gains and net assets were not affected by these adjustments; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Smith Barney Hansberger Global Value Fund ("Global Value") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap") pay SSBC a management fee calculated at the annual rate of 0.95% and 1.05%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly. For the year ended April 30, 1999, SSBC waived a portion of its management fee for Global Small Cap in the amount of $80,863.

SSBC has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolios. SSBC pays Hansberger a fee of 0.50% and 0.60% of the average daily net assets of Global Value and Global Small Cap, respectively, for the services Hansberger provides as sub-investment adviser. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB, another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended April 30, 1999, SSB received brokerage commissions of $37,890.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 1999, CDSC's paid to SSB and CFBDS were approximately:

                                                             CDSC's
                                                 ------------------------------
Portfolio                                        Class A     Class B    Class L
================================================================================
Global Value                                     $21,000    $170,000    $7,000
--------------------------------------------------------------------------------
Global Small Cap Value                             5,000      44,000     4,000
================================================================================

For the year ended April 30, 1999, sales charges received by SSB and CFBDS were approximately:

                                                                 Sales Charges
                                                             -------------------
Portfolio                                                    Class A     Class L
================================================================================
Global Value                                                 $52,000     $16,000
--------------------------------------------------------------------------------
Global Small Cap Value                                        18,000       2,000
================================================================================


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended April 30, 1999, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                 Class A         Class B        Class L
================================================================================
Global Value                              $51,299        $362,453        $94,361
--------------------------------------------------------------------------------
Global Small Cap Value                     18,295          91,799         20,348
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                           Purchases           Sales
================================================================================
Global Value                                      $178,853,814       $45,382,427
--------------------------------------------------------------------------------
Global Small Cap Value                               5,015,325         6,829,247
================================================================================

At April 30, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
                                                                   Appreciation
Portfolio                       Appreciation     Depreciation     (Depreciation)
================================================================================
Global Value                    $ 38,589,561     $(19,907,831)    $ 18,681,730
--------------------------------------------------------------------------------
Global Small Cap Value             1,767,182       (3,382,225)      (1,615,043)
================================================================================

4. Forward Foreign Currency Contracts

At April 30, 1999, Global Value and Global Small Cap Value had open forward foreign contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

Global Value:                     Local      Market      Settlement   Unrealized
Foreign Currency                Currency      Value         Date         Loss
================================================================================
To Sell:
European Currency Unit           173,353   $  183,444       5/3/99     $   (106)
--------------------------------------------------------------------------------
European Currency Unit            88,168       93,307       5/4/99       (1,453)
--------------------------------------------------------------------------------
European Currency Unit            25,226       26,739      5/28/99         (302)
--------------------------------------------------------------------------------
New Zealand Dollar               115,597       64,690       5/3/99       (2,471)
--------------------------------------------------------------------------------
New Zealand Dollar             1,654,616      925,960       5/4/99       (8,972)
================================================================================
                                                                        (13,304)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Global Value:                                Local          Market        Settlement    Unrealized
Foreign Currency                           Currency          Value            Date      Gain (Loss)
===================================================================================================
To Buy:
Japanese Yen                              135,840,000     $1,137,307         5/7/99      $ (4,396)
---------------------------------------------------------------------------------------------------
Japanese Yen                              246,231,480      2,061,550         5/7/99        (7,970)
---------------------------------------------------------------------------------------------------
New Zealand Dollar                            764,827        428,010         5/3/99         5,367
---------------------------------------------------------------------------------------------------
South African Rand                          2,795,076        457,399         5/4/99        (5,055)
===================================================================================================
                                                                                          (12,054)
===================================================================================================
Net Unrealized Loss on
  Forward Foreign Currency Contracts                                                     $(25,358)
===================================================================================================

Global Small Cap:                            Local          Market        Settlement    Unrealized
Foreign Currency                           Currency          Value            Date         Loss
===================================================================================================
To Sell:
European Currency Unit                          9,870        $10,445         5/3/99         $(203)
===================================================================================================
Net Unrealized Loss on
  Forward Foreign Currency Contracts                                                        $(203)
===================================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 1999, the Portfolios had no open purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 1999, the Portfolios did not write any covered call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1999, the Portfolios had no open futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 29

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1999, the Portfolios had no securities on loan.

9. Capital Loss Carryforward

At April 30, 1999, the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund had, for Federal income tax purposes, approximately $2,964,000 and $721,000 of unused capital loss carryforwards available to offset future capital gains through April 30, 2007, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10. Capital Shares

At April 30, 1999, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At April 30, 1999, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                 Class A        Class B       Class L         Class Y
================================================================================
Global Value            $17,418,794    $33,998,332    $8,843,178    $159,088,765
--------------------------------------------------------------------------------
Global Small Cap          6,757,973      9,284,493     2,007,763       2,478,624
================================================================================


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                          Year Ended                      Period Ended*
                                        April 30, 1999                   April 30, 1998
                                 ----------------------------     ---------------------------
                                   Shares           Amount          Shares          Amount
================================================================================================
Smith Barney Hansberger
Global Value Fund
Class A
Shares sold                         402,580     $   4,389,138      2,136,344     $ 24,725,211
Shares issued on reinvestment        18,913           199,342          2,413           27,893
Shares reacquired                (1,121,531)      (11,613,734)       (24,004)        (295,535)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (700,038)    $  (7,025,254)     2,114,753     $ 24,457,569
================================================================================================
Class B
Shares sold                         594,636     $   6,808,290      3,558,428     $ 41,419,420
Shares issued on reinvestment        12,210           128,697          3,969           45,877
Shares reacquired                (1,335,698)      (13,782,855)       (49,129)        (599,114)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (728,852)    $  (6,845,868)     3,513,268     $ 40,866,183
================================================================================================
Class L
Shares sold                         249,974     $   2,836,977        882,791     $ 10,292,554
Shares issued on reinvestment         3,384            35,667            816            9,435
Shares reacquired                  (377,684)       (3,955,109)       (30,091)        (371,349)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (124,326)    $  (1,082,465)       853,516     $  9,930,640
================================================================================================
Class Y**
Shares sold                       8,968,472     $ 103,017,075      4,338,907     $ 56,530,499
Shares issued on reinvestment            --                --             --               --
Shares reacquired                   (38,696)         (457,000)            --               --
------------------------------------------------------------------------------------------------
Net Increase                      8,929,776     $ 102,560,075      4,338,907     $ 56,530,499
================================================================================================
Smith Barney Hansberger
Global Small Cap Value Fund
Class A
Shares sold                         189,385     $   2,052,051        755,715     $  8,670,260
Shares issued on reinvestment        13,333           127,740            658            7,518
Shares reacquired                  (422,929)       (4,037,611)        (4,924)         (57,082)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (220,211)    $  (1,857,820)       751,449     $  8,620,696
================================================================================================
Class B
Shares sold                         135,286     $   1,459,543        955,601     $ 10,919,021
Shares issued on reinvestment        11,442           109,529            938           10,711
Shares reacquired                  (317,427)       (3,030,257)       (15,822)        (177,383)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (170,699)    $  (1,461,185)       940,717     $ 10,752,349
================================================================================================
Class L
Shares sold                          45,393     $     497,054        229,248     $  2,629,681
Shares issued on reinvestment         2,496            23,897            186            2,125
Shares reacquired                  (104,956)       (1,009,701)       (12,021)        (133,873)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             (57,067)    $    (488,750)       217,413     $  2,497,933
================================================================================================
Class Y**
Shares sold                         223,982     $   2,246,650         18,881     $    231,994
Shares issued on reinvestment            --                --             --               --
Shares reacquired                        --                --             --               --
------------------------------------------------------------------------------------------------
Net Increase                        223,982     $   2,246,650         18,881     $    231,994
================================================================================================

*     For the period from December 19, 1997 (inception date) to April 30, 1998.
** For the period ended April 30, 1998, Class Y had an inception date of March 10, 1998.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 31

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30:

                                                      Class A                          Class B
Smith Barney Hansberger                    ------------------------------   ------------------------------
Global Value Fund                              1999(1)         1998(2)         1999(1)         1998(2)
==========================================================================================================
Net Asset Value, Beginning of Year            $  12.99        $  11.40        $  12.96        $  11.40
----------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                       0.37            0.05            0.29            0.02
   Net realized and unrealized gain (loss)       (1.24)           1.56           (1.24)           1.56
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.87)           1.61           (0.95)           1.58
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.12)          (0.02)          (0.04)          (0.02)
----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.12)          (0.02)          (0.04)          (0.02)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  12.00        $  12.99        $  11.97        $  12.96
----------------------------------------------------------------------------------------------------------
Total Return                                     (6.56)%         14.13%++        (7.27)%         13.87%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 16,974        $ 27,478        $ 33,316        $ 45,526
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    1.55%           1.71%+          2.30%           2.48%+
   Net investment income                          3.42            1.25+           2.66            0.52+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             28%              1%             28%              1%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                               Net Investment Income        Expense Ratios
                                Per Share Decreases      Without Fee Waivers+
                                -------------------      --------------------
      Class A                          $0.01                     2.09%
      Class B                           0.01                     2.87

++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30:

                                                     Class L(1)                        Class Y
Smith Barney Hansberger                    -----------------------------    ------------------------------
Global Value Fund                              1999(2)         1998(3)         1999(2)         1998(4)
==========================================================================================================
Net Asset Value, Beginning of Year            $  12.96        $  11.40        $  13.00        $  12.44
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(5)                       0.29            0.02            0.40            0.00*
   Net realized and unrealized gain (loss)       (1.24)           1.56           (1.22)           0.56
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.95)           1.58           (0.82)           0.56
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.04)          (0.02)          (0.15)             --
----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.04)          (0.02)          (0.15)             --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  11.97        $  12.96        $  12.03        $  13.00
----------------------------------------------------------------------------------------------------------
Total Return                                     (7.27)%         13.87%++        (6.17)%          4.50%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $  8,725        $ 11,060        $159,574        $ 56,414
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(5)                                    2.30%           2.49%+          1.10%           1.47%+
   Net investment income                          2.67            0.42+           3.73            1.83+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             28%              1%             28%              1%
==========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)   For the period from March 10, 1998 (inception date) to April 30, 1998.
(5) The Manager waived part of its fees for the periods ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                Net Investment Income        Expense Ratios
                                Per Share Decreases      Without Fee Waivers+
                                -------------------      --------------------
      Class L                          $0.01                     2.88%
      Class Y                           0.00*                    1.85

*     Amount represents less than $0.01 per share.
++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30:

                                                       Class A                          Class B
Smith Barney Hansberger                    -------------------------------  ------------------------------
Global Small Cap Value Fund                    1999(1)         1998(2)         1999(1)         1998(2)
==========================================================================================================
Net Asset Value, Beginning of Year            $  12.37        $  11.40        $  12.34        $  11.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                       0.11            0.05            0.03            0.02
   Net realized and unrealized gain (loss)       (2.10)           0.93           (2.09)           0.93
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.99)           0.93           (2.06)           0.95
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.16)          (0.01)          (0.09)          (0.01)
   Net realized gains                            (0.03)             --           (0.03)             --
----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.19)          (0.01)          (0.12)          (0.01)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  10.19        $  12.37        $  10.16        $  12.34
----------------------------------------------------------------------------------------------------------
Total Return                                    (15.95)%          8.64%++       (16.61)%          8.38%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $  5,414        $  9,296        $  7,819        $ 11,606
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                    1.92%           1.95%+          2.74%           2.68%+
   Net investment income                          1.06            1.28+           0.27            0.58+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             27%              2%             27%              2%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(3) The Manager waived all of its fees for the period ended April 30, 1998 and a portion of its fees for the year ended April 30, 1999. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                 Expense Ratios
                   Net Investment Income       Without Fee Waivers
                    Per Share Decreases         and Reimbursement
                   ---------------------       -------------------
                     1999        1998(2)        1999        1998(2)
                     ----        ----           ----        ----
      Class A       $0.04       $0.05           2.33%       3.25%+
      Class B        0.04        0.04           3.14        3.96+

++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30:

                                                      Class L(1)                       Class Y
                                           ------------------------------   ------------------------------
Smith Barney Hansberger
Global Small Cap Value Fund                    1999(2)         1998(3)         1999(2)         1998(4)
==========================================================================================================
Net Asset Value, Beginning of Year            $  12.34        $  11.40        $  12.37        $  11.74
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(5)                       0.02            0.02            0.16            0.00*
   Net realized and unrealized gain (loss)       (2.10)           0.93           (2.09)           0.63
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (2.08)           0.95           (1.93)           0.63
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.09)          (0.01)          (0.19)             --
   Net realized gains                            (0.03)             --           (0.03)             --
----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.12)          (0.01)          (0.22)             --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  10.14        $  12.34        $  10.22        $  12.37
----------------------------------------------------------------------------------------------------------
Total Return                                    (16.77)%          8.38%++       (15.49)%          5.37%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $  1,626        $  2,682        $  2,481        $    234
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(5)                                    2.83%           2.71%+          1.23%           1.73%+
   Net investment income                          0.19            0.58+           1.71            2.42+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             27%              2%             27%              2%
==========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)   For the period from March 10, 1998 (inception date) to April 30, 1998.
(5) The Manager waived part of its fees for the period ended April 30, 1998, and a portion of its fees for the year ended April 30, 1999. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                  Expense Ratios
                 Net Investment Income          Without Fee Waivers
                  Per Share Decreases            and Reimbursement
                 ---------------------          -------------------
                   1999       1998               1999       1998+
                   ----       ----               ----       ----
      Class L     $0.04      $0.04(3)            3.24%      4.02%(3)
      Class Y      0.04       0.00*(4)           1.64       3.05(4)

*     Amount represents less than $0.01 per share.
++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 35

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund of Smith Barney Investment Funds Inc. as of April 30, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended April 30, 1999 and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund of Smith Barney Investment Funds Inc. as of April 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year ended April 30, 1999 and the period ended April 30,1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP

New York, New York
June 14, 1999


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 1999:

      o     Corporate dividend received deductions of:

               Global Value Fund                        16.60%
               Global Small Cap Value Fund              10.14%

      o The total foreign sourced income received by Global Value Fund and Global Small Cap Value Fund, respectively, are $0.10774 per share (or a total amount of $1,960,583) and $0.10017 per share (or a total amount of $170,739). The total amounts of foreign taxes paid, again respectively, are $0.02514 per share (or a total amount of $457,481) and $0.04236 per share (or a total amount of $72,193).


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 37

Smith Barney
Hansberger Funds

Directors
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Manager
SSBC Fund Management Inc.

Sub-Investment Adviser
Hansberger Global Investors, Inc.

Distributor
CFBDS, Inc.

Custodian
The Chase Manhattan Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value and Smith Barney Hansberger Global Small Cap Value Funds. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SALOMONSMITHBARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Investment Funds Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01490 6/99